EXHIBIT 32.1

SPEEDCOM Wireless Corporation

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SPEEDCOM Wireless Corporation (SPEEDCOM) on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Mark Schaftlein, Chief Financial Officer of SPEEDCOM, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SPEEDCOM.

/s/ Mark Schaftlein

Mark Schaftlein Chief Financial Officer and acting Chief Executive Officer November 11, 2003

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